EXPERTELLIGENCE, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

March 22, 2001

EXPERTELLIGENCE, INC.
25 East Ortega Street
Santa Barbara, California  93101


February 15, 2001


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ExperTelligence, Inc. on Wednesday, March 22, 2001 at 10:00 a.m. Pacific Time. The meeting will be held at The Harbor View Inn, Las Palmas Conference Room, 28 West Cabrillo Boulevard, Santa Barbara, California 93101. We shall report on the Company's performance as well as the Company's plans for the future. A question and answer period will follow.

We look forward to your attendance at this meeting as it provides us with the opportunity to hear your views as we discuss the progress of ExperTelligence, Inc. and its subsidiaries.

If you are unable to attend the meeting, we respectfully ask that you sign, date and mail the enclosed proxy promptly in the envelope, which has been provided. By doing so, your shares will be voted.

Thank you.

Sincerely yours,



Denison Bollay
Chairman of the Board



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 22, 2001

TO THE STOCKHOLDERS OF EXPERTELLIGENCE, INC.:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an Annual Meeting of Stockholders (the "Meeting") of ExperTelligence, Inc. (the "Company") will be held at The Harbor View Inn, Las Palmas Conference Room, 28 West Cabrillo Boulevard, Santa Barbara, CA 93101 on Wednesday, March 22, 2001, at 10:00 a.m. Pacific Time for the purposes of considering and voting on the following matters:

1. Election 7 Directors: Denison Bollay, Robert Reali, Charles House, William Van Beurden, Dr. Souhail Toubia, Steve Ketchum and Keith
Rooker;

2. Selection of Auditors. To approve the selection of Farber & Hass, LLP to serve as independent certified public accountants for the Company for the 2001 fiscal year, and

3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

Stockholders who owned shares of our stock at the close of business on February 8, 2001 are entitled to vote at the Annual Meeting and any adjournments thereof.

Whether or not you plan to attend the Meeting in person, you are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible or vote via the internet at your earliest convenience. The Company's Board of Directors solicits the enclosed proxy. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.


By Order of the Board of Directors



Robert Reali
Secretary
Dated:  February 15, 2001




PROXY STATEMENT
FOR AN
ANNUAL MEETING OF STOCKHOLDERS
OF
EXPERTELLIGENCE, INC.
TO BE HELD MARCH 22, 2001


INTRODUCTION

The Board of Directors of EXPERTELLIGENCE, INC., a California corporation (the "Company") furnishes this proxy statement in connection with the solicitation of proxies, for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 22, 2001 at 10:00 a.m. Pacific Time, at The Harbor View Inn, Las Palmas Conference Room, 28 West Cabrillo Boulevard, Santa Barbara, California 93101.

The matters to be considered and voted upon at the Meeting will include:

1.Election of Directors.

2.Selection of Auditors.

3.Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.


A form of proxy for the Annual Meeting is enclosed, which you may use to indicate your vote as to each of the matters described in this proxy statement. For this year's annual meeting ExperTelligence is also providing you the additional option of voting your proxy by the Internet. Stockholders can vote by using the Internet or you can choose to mail your signed proxy card to ExperTelligence. If you choose to vote electronically, your voting instructions will be confirmed before your Internet connection terminates. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by executing a proxy bearing a later date, or by voting in person at the Annual Meeting. The proxy statement and the accompanying form of proxy were mailed to security holders commencing February 15, 2001 together with the Company's Annual Report.

The executive offices of the Company are located at 25 East Ortega Street, Santa Barbara, California 93101.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to stockholders on or about February 15, 2001.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On February 8, 2001, there were issued and outstanding 2,344,580 shares of the Company's Common Stock and np preferred stock. February 8, 2001 has been fixed as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the Meeting
(the "Record Date"). Each holder of the Company's Common Stock will be entitled to one vote for each share of Common Stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the stockholders, except in the election of Directors, where cumulative voting is permitted.

The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business at the meeting. Proposals submitted for approval by the stockholders, other than the election of Directors, will be deemed approved if they are approved by the affirmative vote of a majority of the shares of the Common Stock represented and voting at the Meeting and the number of shares voting in favor of the proposal constitutes at least a majority of the required quorum for the Meeting. This practically means that a proposal will be deemed approved if it is approved by a majority of the shares of Common Stock voting on the proposal and the number of shares voting in favor of the proposal is more than 25% of the total number of shares of Common Stock then issued and outstanding.

Directors shall be elected by a plurality of the votes cast. If any holder of Common Stock has given notice at the Annual Meeting prior to the voting for election of directors that he intends to cumulate his votes, each holder of Common Stock (or any proxy acting on behalf of such shareholder) will be entitled to cumulate his votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected by such holders of Common Stock multiplied by the number of his shares, or to distribute his votes among as many such candidates as he sees fit. The candidates receiving the highest number of votes from the holders of Common Stock, up to the number of directors to be elected by such holders, shall be elected.

Votes that are cast against a proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to any proposal. Under California law, abstentions from voting on any proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise will not be counted for purposes of determining the votes cast for or against the proposal and the total number of votes cast with respect to any proposal. Accordingly, abstentions will not have the same effect as a vote against a proposal.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy-holders on any matter described in this Proxy Statement. The proxy also grants the proxy-holders authority to vote as they deem appropriate on such other business as may properly come before the Meeting or any adjournments thereof.

VOTING ELECTRONICALLY

Instead of submitting your vote by mail on the enclosed proxy card, you may vote electronically via the Internet. Please note that there are separate Internet voting arrangements depending on whether shares are registered in the Company's stock records in the stockholder's name or in the name of a brokerage firm or bank.

The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. To vote via the Internet, go to www.exgp.com/proxy and follow the instructions.

REVOCABILITY OF PROXIES

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders in accordance with the instructions on the proxy.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, Directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.



ELECTION OF DIRECTORS
(PROPOSAL 1)

The Seven (7) persons described in the following table will be nominated by Management at the Meeting for election as Directors of the Company, to hold office for one year and until their respective successors are elected and qualified. Unless instructed otherwise, the persons named in the accompanying Proxy will vote FOR as many of such Management nominees as possible so as to elect the maximum number of such Management nominees, all within such proxy holders' discretion.

                           COMMON STOCK OWNED
                           OWNED BENEFICIALLY             PERCENT
NAME                AGE         ON 9/30/00              OF CLASS

DENISON W. BOLLAY    48          383,963                   16.4%
Mr. Bollay is the founder and has been the President of the Company and Chairman of its Board of Directors since March 1980. He is also the founder of 3DStockCharts.com and ExperClick, as well as inventor of the Company's technology. He received his Bachelor of Science Degree in Engineering in 1974 from Harvey Mudd College. He is Chairman of ExperClick.

ROBERT REALI         40           57,650                    2.5%
Mr. Reali has served as Director since August 1988. He attended UCSB, studying Computer Science and has been with the Company since 1981. He is the Chief Operating Officer and oversees the operations of the Company's subsidiaries and divisions. He is a Director of ExperClick.

CHARLES HOUSE        59           22,000                      .9%
Mr. House has served as Director since January 2000. He is the Advisory Chairman for the Center for Information Technology and Society (CITS) at the University of California Santa Barbara. Mr. House earned a Bachelor of Science in engineering physics from the California Institute of Technology, a master of science in electrical engineering from Stanford University, a Master of Arts in the History of Science from the University of Colorado and a Master of Business Administration from the Western Behavioral Sciences Institute. He is a Director of 3DStockCharts.com.

WILLIAM VAN BEURDEN   59         250,000                    10.7%
Mr. Van Beurden has served as Director since January 2000. Mr. Van Beurden is President and Chairman of Van Beurden Insurance Services, Inc., one of the top 50 insurance brokers in the U.S. Mr. Van Beurden is also Chairman of KRM Risk Management, a wholesale insurance brokerage head-quartered in Santa Ana, CA, and Chairman of TotalPay Management, Inc. a payroll solutions provider.

SOUHAIL TOUBIA        46           16,667                     .7%
Dr. Toubia has served as Director since February 2000. Dr. Toubia is founder and co-owner of TMX Engineering & Manufacturing. TMX is a Southern California leader in General Commercial, Computer, Aerospace and Medical Manufacturing. In addition, Dr. Toubia has over ten years experience funding a number of domestic and international companies. He is a Director of 3DStockCharts.com.

STEVE KETCHUM         39                                      00%
Mr. Ketchum has served as Director since February 2000. Mr. Ketchum received his Bachelor of Arts from New England College in Finance and Marketing summa cum laude and his Masters of Business Administration from the Harvard Business School.

C. KEITH ROOKER      63                                       00%
C. Keith Rooker is a member of the Southern Nevada and Salt Lake City law firm of Rooker & Gibson. Mr. Rooker practiced law from 1962 until 1985 in Salt Lake City. He was a founding faculty member of the J. Reuben Clark School of Law at Brigham Young University. Mr. Rooker practices primarily in the areas of general corporate and business counseling, and large-scale commercial litigation. Mr. Rooker was Executive Vice President of American Pacific Corporation 1985 through 1997 and has been a member of its Board of Directors since 1973, and formerly served as a Director of other publicly held firms.

INFORMATION REGARDING STOCK OWNERSHIP

On February 8, 2000, no person owned beneficially more than five percent (5%) of the outstanding shares of stock of the Company except as set out below.

NAME AND ADDRESS           NO. OF COMMON              % OF
BENEFICIAL OWNER            SHARES OWNED              SHARES
Denison Bollay,               383,963                  16.40%
25 East Ortega Street
Santa Barbara, CA

William Van Buerden           250,000                  10.67%
1600 Draper
Kingsburg, CA

BNP Venture,                  150,000                   6.40%
c/o Bank of the West,
50 W. San Fernando
San Jose, CA

Officers and Directors
as Group                      730,280                  31.20%



MANAGEMENT REMUNERATION AND TRANSACTIONS

The following table shows with respect to the most highly paid executive officer of the Company and with respect to all directors and officers as a group, the current aggregate annual cash and cash-equivalent forms of remuneration received from the Company exceeding $100,000.

                                   SALARIES, FEES,
                                    COMMISSIONS
NAME           CAPACITY             AND BONUSES        OTHER BENEFITS
Denison Bollay President & Chairman
               of the Board          $189,833      Health Ins $ 5,316
Robert Reali   Secretary             $103,333      Health Ins $ 5,004
Officer and Directors
  as a Group                         $293,166      Health Ins $10,320


THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors met on 9 occasions during fiscal year 2000. All Directors attended at least 2/3 of the meetings of the Board.

During fiscal 2000 the Board did not have a nominating or compensation committee. The audit committee, made up of Steve Ketchum, William Van Beurden, and Souhail Toubia, met on March 10, 2000.



RATIFICATION OF SELECTION OF AUDITORS
(PROPOSAL 2)

The Board of Directors has selected Farber & Hass, LLP to act as the auditors and to audit the books of account and other records of the Company for the fiscal year ended September 30, 2001.

The Board of Directors recommends that the stockholders of the Company vote FOR the ratification of the appointment of Farber & Hass, LLP as independent auditors for the purpose set forth above. Ratification requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting.



STOCKHOLDER PROPOSALS
(PROPOSAL 3)

At the time of the preparation of this proxy statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

Stockholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this proxy statement. The Secretary must receive proposals no later than December 15, 2001, for inclusion in next year's proxy statement and proxy card.

By Order of the Board of Directors
Robert W. Reali
Secretary
Santa Barbara, California
February 15, 2001

EXPERTELLIGENCE, INC
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
March 22, 2001

The undersigned, a stockholder of EXPERTELLIGENCE, Inc., (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated February 15, 2001, and appoints Denison W. Bollay and Robert W. Reali, or any one of them, with full power of substitution, as attorneys and proxies of the undersigned, and in the undersigned's name, place and stead, to represent and vote all shares of Common Stock of the Company owned by the undersigned at the close of business on February 8, 2001, or with respect to which the undersigned might be entitled to vote, at the Annual Meeting of the Stockholders of the Company to be held on March 22, 2001, or at any adjournment or adjournments thereof; and the undersigned hereby instructs said attorneys and proxies to vote as follows:
 ***To Vote by Internet - see instructions below***

PROPOSAL 1 - Election of Directors

FOR   [  ]    all nominees listed below  (except as indicated to the
contrary below)

WITHHOLD AUTHORITY    [  ]   to vote for all nominees listed below

NOMINEES: Denison W. Bollay, Robert Reali, Charles House, Souhail Toubia, William Van Beurden, Steve Ketchum and Keith Rooker

To withhold authority to vote for any individual nominee print the name(s) in the space provided below.



PROPOSAL 2 - Ratification of Selection of Auditors

FOR  [  ]   or  AGAINST  [  ]    or  ABSTAIN  [  ]      from voting for
the approval of the appointment by the Board of Directors of Farber & Hass, LLP, independent certified public accountants, as auditors of the Company.

UNLESS INSTRUCTED OTHERWISE, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF THE DIRECTORS, AND FOR THE APPROVAL OF THE
APPOINTMENT OF FARBER & HASS, LLP AS AUDITORS, AND IN THE MANNER TO BE DETERMINED AT THE DISCRETION OF THE PROXY HOLDERS AS TO THE OTHER
MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

Dated:____________________, 2001

Print Name_____________________________

IMPORTANT E-Mail Address:_________________________________

Signature  ______________________________

Number of Voting Shares  ________________________________


VOTE BY INTERNET

Your Internet vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

TO VOTE BY INTERNET:  THE WEB ADDRESS IS:  http://www.exgp.com/proxy